EXHIBIT 10.12

                                   JPSGP INC.

               ASSIGNMENT AND ASSUMPTION OF TAX SHARING AGREEMENT


         This Assignment is made as of December 11, 1996, from JPSGP INC., a Delaware corporation ("Assignor"), to COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation ("Assignee").

         WHEREAS, Foamex-JPS Automotive L.P., Assignor and Assignee have entered into that certain Equity Purchase Agreement dated as of August 28, 1996 (the "Equity Purchase Agreement"). All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Equity Purchase Agreement;

         WHEREAS, Section 6.8(b) of the Equity Purchase Agreement requires Assignor to deliver this Assignment in connection with the closing of the transactions contemplated thereby.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

         Assignor hereby assigns and transfers to Assignee all of its rights and title to, interest in and obligations under (other than any right to receive payment which is reflected as a liability in the Closing Date Balance Sheet in accordance with the Equity Purchase Agreement and the right to indemnification for periods prior to the Closing Date) the Tax sharing Agreement, dated June 27, 1994 (the "Tax Sharing Agreement"), by and among JPS Automotive L.P., a Delaware limited partnership, Foamex-JPS Automotive L.P., and Assignor.

         Assignee hereby assumes and agrees to honor, perform and fulfill any and all obligations of Assignor under the Tax Sharing Agreement.

         Assignor and Assignee hereby undertake to execute, acknowledge and deliver, such instruments and other documents, and to perform or cause to be performed such acts, as may reasonably be required to evidence or effectuate the transactions contemplated hereunder.

         This Assignment shall be construed in accordance with and governed by the internal law of the State of New York without regard to the choice of law principles thereof.

         All of the terms and provisions of this Assignment shall be binding upon Assignor and its successors and assigns; provided, however, that nothing in this Assignment, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, partnership, corporation or other entity other than Assignee and its successors and assigns, any rights or remedies under or by reason of this Assignment.



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         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed in their names by their respective officers thereunto duly authorized on the date first above written.


                                        JPSGP INC.


                                        By:   /s/ Philip N.  Smith, Jr.
                                             Name:   Philip N.  Smith, Jr.
                                             Title:  Vice President & Secretary


                                        COLLINS & AIKMAN PRODUCTS CO.


                                        By: /s/ J.  Michael Stepp
                                             Name:   J.  Michael Stepp
                                             Title:  Executive Vice President &
                                                     Chief Financial Officer


         The undersigned hereby consent to this Assignment and release and discharge Assignor from all further obligations under the Services Agreement.


                                       JPS AUTOMOTIVE L.P.

                                       By: JPSGP INC.
                                       Its: General Partner


                                       By:   /s/ Philip N.  Smith, Jr.
                                            Name:   Philip N.  Smith, Jr.
                                            Title:  Vice President & Secretary


                                       FOAMEX-JPS AUTOMOTIVE L.P.

                                       By: FJGP INC.
                                       Its: General Partner


                                       By:   /s/ Philip N.  Smith, Jr.
                                            Name:   Philip N.  Smith, Jr.
                                            Title:  Vice President & Secretary


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